Exhibit 99.1

Contacts:
Liz Bradley		Natalie Temple
Media Relations		Investor Relations
Akamai Technologies	—or—	Akamai Technologies
617-444-2938		617-444-3635
ebradley@akamai.com		ntemple@akamai.com

AKAMAI REPORTS THIRD QUARTER 2010 FINANCIAL RESULTS

•	Revenue of $253.6 million, up 23 percent year-over-year

•	GAAP net income of $39.7 million, or $0.21 per diluted share, up 21 percent year-over-year

•	Fully taxed normalized net income* of $64.2 million, or $0.34 per diluted share, up 23 percent year-over-year

CAMBRIDGE, Mass. – October 27, 2010 – Akamai Technologies, Inc. (NASDAQ: AKAM), the leading provider of cloud optimization services, today reported financial results for the third quarter ended September 30, 2010. Revenue for third quarter 2010 was $253.6 million, a 23 percent increase over third quarter 2009 revenue of $206.5 million, and a 3 percent increase over second quarter 2010 revenue of $245.3 million.

Net income in accordance with United States Generally Accepted Accounting Principles, or GAAP, for the third quarter of 2010 was $39.7 million, or $0.21 per diluted share, a 21 percent increase from third quarter 2009 GAAP net income of $32.7 million, or $0.18 per diluted share, and a 4 percent increase from second quarter 2010 GAAP net income of $38.1 million, or $0.20 per diluted share.

The Company generated fully taxed normalized net income* of $64.2 million, or $0.34 per diluted share, in the third quarter of 2010, a 23 percent improvement over third quarter 2009 fully taxed normalized net income of $52.3 million, or $0.28 per diluted share, and a 1 percent decrease from second quarter 2010 fully taxed normalized net income of $65.0 million, or $0.34 per diluted share. (*See Use of Non-GAAP Financial Measures below for definitions.)

“Akamai performed very well in the third quarter, and we believe we have solid momentum heading into our seasonally strongest quarter of the year,” said Paul Sagan, CEO of Akamai. “We continued to make key investments to support our customers’ online businesses and successfully meet the growing demand we have been seeing for our portfolio of cloud-based services.”

Adjusted EBITDA* for the third quarter of 2010 was $114.1 million, up 19 percent from $95.9 million in the third quarter of 2009 and up 2 percent from $112.1 million in the prior quarter. Adjusted EBITDA margin* for the third quarter of 2010 was 45 percent, down 1 point from the same period last year. (*See Use of Non-GAAP Financial Measures below for definitions.)

Cash from operations was $118 million in the third quarter of 2010 or 47 percent of revenue. At the end of the third quarter of 2010, the Company had $1.2 billion in cash, cash equivalents and marketable securities.

Sales through resellers and sales outside the United States accounted for 18 percent and 28 percent, respectively, of revenue for the third quarter 2010.

During the third quarter of 2010, under a share repurchase program that was approved by the Board of Directors in April 2009 and extended in April 2010, the Company repurchased approximately 522,000 shares of common stock for an aggregate of $22.7 million at an average price of $43.57 per share. As of September 30, 2010, the Company had repurchased a total of 5.2 million shares for an aggregate of $131.4 million at an average price of $25.17 per share under the program.

As of September 30, 2010, the Company had approximately 182.4 million shares of common stock outstanding.

Quarterly Conference Call

Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-866-510-0704 (or 1-617-597-5362 for international calls) and using passcode No. 63374268. A live Webcast of the call may be accessed at www.akamai.com in the Investor section. In addition, a replay of the call will be available for one week following the conference through the Akamai Website or by calling 1-888-286-8010 (or 1-617-801-6888 for international calls) and using passcode No. 81364618.

About Akamai

Akamai® provides market-leading, cloud-based services for optimizing Web and mobile content and applications, online HD video, and secure e-commerce. Combining highly-distributed, energy-efficient computing with intelligent software, Akamai’s global platform is transforming the cloud into a more viable place to inform, entertain, advertise, transact and collaborate. To learn how the world’s leading enterprises are optimizing their business in the cloud, please visit www.akamai.com and follow @Akamai on Twitter.

Financial Statements

Condensed Consolidated Balance Sheets

(dollar amounts in thousands)

(unaudited)

	Sept. 30, 2010	Dec. 31, 2009
Assets
Cash and cash equivalents	$197,567	$181,305
Marketable securities	409,427	384,834
Restricted marketable securities	602	602
Accounts receivable, net	158,115	154,269
Deferred income tax assets, current portion	13,658	8,514
Prepaid expenses and other current assets	76,439	31,649

Current assets	855,808	761,173
Marketable securities	582,581	494,707
Restricted marketable securities	28	36
Property and equipment, net	239,508	182,404
Goodwill and other intangible assets, net	519,673	517,620
Other assets	12,185	4,416
Deferred income tax assets, net	52,969	127,154

Total assets	$2,262,752	$2,087,510

Liabilities and stockholders’ equity
Accounts payable and accrued expenses	$112,379	$92,563
Other current liabilities	30,166	34,975
Convertible notes, current portion	58,620	199,755

Current liabilities	201,165	327,293
Other liabilities	27,440	21,495

Total liabilities	228,605	348,788
Stockholders’ equity	2,034,147	1,738,722

Total liabilities and stockholders’ equity	$2,262,752	$2,087,510

Condensed Consolidated Statements of Operations

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	Sept. 30, 2010	June 30, 2010	Sept. 30, 2009	Sept. 30, 2010	Sept. 30, 2009

Revenues	$253,551	$245,318	$206,500	$738,898	$621,468

Costs and operating expenses:
Cost of revenues * †	77,812	71,840	61,987	217,126	182,358
Research and development *	14,235	13,577	10,904	40,991	31,138
Sales and marketing *	55,603	55,203	44,106	160,474	127,813
General and administrative * †	42,729	43,707	34,655	125,986	105,867
Amortization of other intangible assets	4,130	4,152	4,103	12,390	12,580
Restructuring charge	—	—	—	—	454

Total costs and operating expenses	194,509	188,479	155,755	556,967	460,210

Operating income	59,042	56,839	50,745	181,931	161,258

Interest income, net	(2,636)	(2,771)	(2,807)	(8,069)	(10,291)
Loss on early extinguishment of debt	—	294	—	294	—
Gain on investments, net	—	—	—	—	(455)
Other loss (income), net	1,366	(122)	659	1,319	(659)

Income before provision for income taxes	60,312	59,438	52,893	188,387	172,663
Provision for income taxes	20,603	21,315	20,148	69,677	66,830

Net income	$39,709	$38,123	$32,745	$118,710	$105,833

Net income per share:
Basic	$0.22	$0.22	$0.19	$0.68	$0.62
Diluted	$0.21	$0.20	$0.18	$0.63	$0.57

Shares used in per share calculations:
Basic	181,457	173,317	171,686	175,292	171,588
Diluted	191,271	190,479	188,273	190,254	188,671

*	Includes stock-based compensation (see supplemental table for figures)
†	Includes depreciation and amortization (see supplemental table for figures)

Condensed Consolidated Statements of Cash Flows

(amounts in thousands)

(unaudited)

	Three Months Ended			Nine Months Ended
	Sept. 30, 2010	June 30, 2010	Sept. 30, 2009	Sept. 30, 2010	Sept. 30, 2009

Cash flows from operating activities:
Net income	$39,709	$38,123	$32,745	$118,710	$105,833

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets and deferred financing costs	36,542	34,858	31,775	104,570	90,551
Stock-based compensation	18,589	20,276	13,612	57,973	41,999
Provision for deferred income taxes, net	22,287	19,973	18,617	66,898	61,784
Excess tax benefits from stock-based compensation	(9,456)	(9,750)	(713)	(22,379)	(1,371)
Loss (gain) on investments and disposal of property and equipment, net	22	(264)	20	(223)	(367)
Gain on divesture of certain assets	—	—	—	—	(1,062)
Provision for doubtful accounts	662	292	740	2,107	4,261
Non-cash portion of loss on early extinguishment of debt	—	294	—	294	—
Changes in operating assets and liabilities:
Accounts receivable	10,064	(18,988)	(6,765)	(6,342)	3,895
Prepaid expenses and other current assets	(1,109)	(28,906)	(6,452)	(41,393)	(10,727)
Accounts payable, accrued expenses and other current liabilities	8,695	25,198	17,900	20,573	(3,437)
Accrued restructuring	(74)	(48)	(347)	(167)	(1,022)
Deferred revenue	(5,807)	1,090	1,315	(7,126)	2,261
Other noncurrent assets and liabilities	(2,161)	4,232	2,796	(1,399)	6,945

Net cash provided by operating activities	117,963	86,380	105,243	292,096	299,543

Cash flows from investing activities:
Cash paid for acquired business, net of cash received	(200)	(12,010)	—	(12,210)	(5,779)
Proceeds from the divesture of certain assets	—	—	—	—	1,350
Purchases of property and equipment and capitalization of internal-use software costs	(42,058)	(66,097)	(31,183)	(143,345)	(78,903)
Proceeds from sales and maturities of short- and long-term marketable securities	284,460	317,165	204,630	789,182	396,302
Purchases of short- and long-term marketable securities	(285,408)	(382,614)	(366,912)	(900,087)	(530,794)
Proceeds from the sale of property and equipment	14	15	28	52	32
Increase in other investments	—	—	—	(500)	—
Decrease in restricted investments held for security deposits	—	—	103	8	233

Net cash used in investing activities	(43,192)	(143,541)	(193,334)	(266,900)	(217,559)

Cash flows from financing activities:
Proceeds from the issuance of common stock under stock option and employee stock purchase plans	10,953	16,947	2,996	31,946	13,759
Excess tax benefits from stock-based compensation	9,456	9,750	713	22,379	1,371
Repurchase of common stock	(22,505)	(20,376)	(34,663)	(65,126)	(51,568)

Net cash (used in) provided by financing activities	(2,096)	6,321	(30,954)	(10,801)	(36,438)

Effects of exchange rate changes on cash and cash equivalents	4,386	(1,878)	764	1,867	1,182

Net increase (decrease) in cash and cash equivalents	77,061	(52,718)	(118,281)	16,262	46,728
Cash and cash equivalents, beginning of period	120,506	173,224	321,083	181,305	156,074

Cash and cash equivalents, end of period	$197,567	$120,506	$202,802	$197,567	$202,802

	Three Months Ended			Nine Months Ended
	Sept. 30, 2010	June 30, 2010	Sept. 30, 2009	Sept. 30, 2010	Sept. 30, 2009
Supplemental financial data (in thousands):

Stock-based compensation:
Cost of revenues	$702	$707	$532	$2,110	$1,582
Research and development	3,687	3,542	2,654	11,222	7,603
Sales and marketing	8,862	8,776	6,787	26,662	19,851
General and administrative	5,338	7,251	3,639	17,979	12,963

Total stock-based compensation	$18,589	$20,276	$13,612	$57,973	$41,999

Depreciation and amortization:
Network-related depreciation	$26,504	$24,705	$21,733	$74,264	$61,290
Capitalized stock-based compensation amortization	1,817	1,830	1,794	5,522	4,562
Other depreciation and amortization	4,028	3,987	3,935	11,937	11,488
Amortization of other intangible assets	4,130	4,152	4,103	12,390	12,580

Total depreciation and amortization	$36,479	$34,674	$31,565	$104,113	$89,920

Capital expenditures:
Purchases of property and equipment	$33,145	$58,243	$24,423	$119,591	$58,455
Capitalized internal-use software	8,913	7,854	6,760	23,754	20,448
Capitalized stock-based compensation	1,918	2,202	1,373	5,597	4,525

Total capital expenditures	$43,976	$68,299	$32,556	$148,942	$83,428

Net increase in cash, cash equivalents, marketable securities and restricted marketable securities	$77,930	$15,894	$46,498	$128,721	$201,649

End of period statistics:
Number of customers under recurring contract	3,438	3,342	3,031
Number of employees	2,108	1,976	1,682
Number of deployed servers	77,885	73,197	56,066

*Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai has historically provided additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Legislative and regulatory changes discourage the use of and emphasis on non-GAAP financial metrics and require companies to explain why non-GAAP financial metrics are relevant to management and investors. We believe that the inclusion of these non-GAAP financial measures in this press release helps investors to gain a meaningful understanding of our past performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts. Our management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing such performance to that of prior periods and to the performance of our competitors. These measures are also used by management in its financial and operational decision-making. There are limitations associated with reliance on these non-GAAP financial metrics because they are specific to our operations and financial performance, which makes comparisons with other companies’ financial results more challenging. By providing both GAAP and non-GAAP financial measures, we believe that investors are able to compare our GAAP results to those of other companies while also gaining a better understanding of our operating performance as evaluated by management.

Akamai defines “Adjusted EBITDA” as net income, before interest, income taxes, depreciation and amortization of tangible and intangible assets, stock-based compensation expense, amortization of capitalized stock-based compensation, restructuring charges and benefits, acquisition related costs, certain gains and losses on investments, foreign exchange gains and losses, loss on early extinguishment of debt and gains on legal settlements. Akamai considers Adjusted EBITDA to be an important indicator of the Company’s operational strength and performance of its business and a good measure of the Company’s historical operating trend.

Adjusted EBITDA eliminates items that are either not part of the Company’s core operations, such as investment gains and losses, foreign exchange gains and losses, early debt extinguishment and net interest income, or do not require a cash outlay, such as stock-based compensation. Adjusted EBITDA also excludes depreciation and amortization expense, which is based on the Company’s estimate of the useful life of tangible and intangible assets. These estimates could vary from actual performance of the asset, are based on historic cost incurred to build out the Company’s deployed network, and may not be indicative of current or future capital expenditures.

Akamai defines “Adjusted EBITDA margin” as a percentage of Adjusted EBITDA as a percentage of revenues. Akamai considers Adjusted EBITDA margin to be an indicator of the Company’s operating trend and performance of its business in relation to its revenue growth.

Akamai defines “capital expenditures” or “capex” as purchases of property and equipment, capitalization of internal-use software development costs and capitalization of stock-based compensation. Capital expenditures or capex are disclosed in Akamai’s consolidated Statement of Cash Flows in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Akamai defines “fully taxed normalized net income” as net income before amortization of other intangible assets, stock-based compensation expense, amortization of capitalized stock-based compensation, restructuring charges and benefits, acquisition related costs, certain gains and losses on investments and loss on early extinguishment of debt. Akamai considers fully taxed normalized net income to be another important indicator of the overall performance of the Company because it eliminates the effects of events that are either not part of the Company’s core operations or are non-cash.

Akamai defines “fully taxed normalized net income per share” as fully taxed normalized net income, plus interest add-back for diluted share calculation, divided by the basic weighted average or diluted common shares outstanding used in GAAP net income per share calculations. Akamai considers fully taxed normalized net income per share to be another important indicator of overall performance of the Company because it eliminates the effect of a non-cash item.

Adjusted EBITDA and fully taxed normalized net income should be considered in addition to, not as a substitute for, the Company’s operating income and net income, as well as other measures of financial performance reported in accordance with GAAP.

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

Reconciliation of GAAP net income to Fully taxed normalized net income and Adjusted EBITDA

(amounts in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	Sept. 30, 2010	June 30, 2010	Sept. 30, 2009	Sept. 30, 2010	Sept. 30, 2009

Net income	$39,709	$38,123	$32,745	$118,710	$105,833

Amortization of other intangible assets	4,130	4,152	4,103	12,390	12,580
Stock-based compensation	18,589	20,276	13,612	57,973	41,999
Amortization of capitalized stock-based compensation	1,817	1,830	1,794	5,522	4,562
Gain on investments, net	—	—	—	—	(455)
Utilization of tax NOLs/credits *	—	—	—	—	—
Loss on early extinguishment of debt	—	294	—	294	—
Acquisition related costs	—	345	—	345	—
Restructuring charge	—	—	—	—	454

Total fully taxed normalized net income:	64,245	65,020	52,254	195,234	164,973

Interest income, net	(2,636)	(2,771)	(2,807)	(8,069)	(10,291)
Provision for income taxes	20,603	21,315	20,148	69,677	66,830
Depreciation and amortization	30,532	28,692	25,668	86,201	72,778
Other loss (income), net	1,366	(122)	659	1,319	(659)

Total Adjusted EBITDA:	$114,110	$112,134	$95,922	$344,362	$293,631

Fully taxed normalized net income per share:
Basic	$0.35	$0.38	$0.30	$1.11	$0.96
Diluted	$0.34	$0.34	$0.28	$1.03	$0.88

Shares used in fully taxed normalized per share calculations:
Basic	181,457	173,317	171,686	175,292	171,588
Diluted	191,271	190,479	188,273	190,254	188,671

* Previously reported Utilization of tax NOLs/credits	$—	$—	$18,563	$—	$61,650

# # #

Akamai Statement Under the Private Securities Litigation Reform Act

This release contains information about future expectations, plans and prospects of Akamai’s management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements concerning the anticipated growth and development of our business and the markets in which we operate. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, failure to maintain the prices we charge for our services, loss of significant customers, failure to increase our revenue and keep our expenses consistent with revenues, inability to continue to generate positive cash flow, the effects of any attempts to intentionally disrupt our services or network by unauthorized users or others, failure to have available sufficient transmission capacity, a failure of Akamai’s services or network infrastructure, inability to realize the benefits of our net operating loss carryforward, delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities, and other factors that are discussed in the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release represent Akamai’s expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai’s expectations or beliefs as of any date subsequent to the date of this press release.